UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 5, 2020

KALLO, INC.

_________________________

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State of Incorporation)	(Commission File No.)	(I.R.S. Employers Identification Number

255 Duncan Mills Road, Suite 504, Toronto, Canada M3B 3H9

(Address of Principal Executive Office)

Registrant's telephone number including area code: (416) 246-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” and the “Company” refers to Kallo, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND MANAGERIAL RESOURCES OF THE COMPANY, THE CURRENT AND UNPREDECENTED GLOBAL COVID-19 VIRUS CONDITIONS THAT DIRECTLY AND ADVERSELY HAVE HAD A SERIOUS NEGATIVE IMPACT UPON THE COMPANY AND ITS PLANS AND WILL LIKELY CONTINUE TO HAVE THAT IMPACT FOR THE FORESEEABLE FUTURE, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FURTHER, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE ANY OF THE OBJECTIVES OF THE AGREEMENT THAT WE ENTERED INTO INVOLVING PLANS AND INVESTMENT IN THE REPUBLIC OF GHANA. ANY FINANCIAL TRANSACTIONS IN ANY FOREIGN COUNTRY INVOLVES SERIOUS AND CONSEQUENTIAL LEGAL RISKS AND UNCERTAINTIES OVER WHICH WE HAVE NO CONTROL. WE MAY DISCOVER THAT ONE OR MORE OF THE PARTIES TO ANY AGREEMENT THAT WE ENTER INTO (AND/OR THEIR SUB-CONTRACTORS), CLAIM THAT BECAUSE OF A FORCE MAJEURE, THEY HAVE NO OBLIGATION TO RENDER ANY PERFORMANCE UNDER ANY OR MORE OF THE CONTRACTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 1.01 Entry into a Material Definitive Contract.

We have been informed by Techno-Investment Module, Ltd., a corporation domiciled in the Republic of Belarus (“TIM”) that the two agreements that we submitted to TIM and the Republic of Kenya, namely, the Project Contract and the Finance Contract became effective.

These two contracts were the result of the discussions and negotiations that we have had with TIM and the Republic of Kenya to help them build, if circumstances allow and if problems in the COVID-19 current uncertain environment can be successfully avoided, phase one of a planned National Healthcare Infrastructure in the Republic of Kenya.

We have been working closely with the Cabinet Secretary of the Department of Health and the Cabinet Secretary of the National Treasury and Planning (jointly as the “Health and Planning Departments”) to determine how the Kallo Integrated Delivery System (KIDS) may be utilized so that if circumstances allow and if problems in the current uncertain environment can be successfully avoided, to help address Kenya’s healthcare infrastructure needs and operational challenges. This work also included the preparation of a comprehensive financing package provided by TIM to assist the Republic of Kenya to better manage their health care services.

While we believe that our Kallo Integrated Delivery System (KIDS) may provide a comprehensive healthcare infrastructure in Kenya using both mobile clinics and fixed hospitals supported by what we hope may be a Global Telehealth System, we have not obtained any independent third party evaluation of its planned use in the Republic of Kenya.

In these efforts, we entered and the Republic of Kenya entered into that certain Contract for National Healthcare Projects (the “Project Contract”) wherein we agreed to provide certain healthcare goods and services to the Republic of Kenya. These services include establishing the KIDS infrastructure throughout the Republic of Kenya for the Contract Period and in consulting and assisting the Health and Planning Departments in managing KIDS. The Project Contract also requires and we agreed to certain twelve (12) month warranties such that all of the goods that we supply be new or unused, be free from defects, and also be the most recent or current models incorporating all recent improvements in design and materials unless otherwise allowed under the contract. We also agreed to indemnify and hold the Health and Planning Departments free from any claims asserting any infringement of any patents, copyrights, or other intellectual property rights. The Health and Planning Departments agreed that except for claims asserting criminal negligence or willful misconduct, that we will not be liable for any damages except that if we are found liable for any damages arising out of any criminal negligence or willful misconduct, our exposure is limited to the amount of the payments received by us under the Project Contract. In the event that we fail to perform any material obligations under the Project Contract, we have 90 days to cure any such default. We cannot assure you that we will not encounter significant technical and implementation problems that may prevent us from undertaking our planned work under the Project Contract. In that event, we will likely incur significant and protracted financial losses and negative cash flow that would cause us to suffer an existential threat to our corporate existence.

All payments to be made under the Project Contract during the Contract Period are to be paid directly to us by TIM. And we are obligated to deliver all goods under the Project Contract to the port of Mombasa, Kilindini Harbor, Kenya and to certain sites in Kenya.

The Project Contract is governed by and is interpreted under the laws of the Republic of Kenya. This raises additional uncertainty in that we have not undertaken or obtained any legal review of our rights under the Project Contract or retained local legal counsel to advise us regarding our rights under the laws of the Republic of Kenya. We may discover that under the laws of the Republic of Kenya, our legal rights are severely limited and, more than that, we cannot be certain that the rule of law and the administration of justice under these laws are sufficient to protect our legal rights and expectations as recited in the Project Contract, the Finance Contract, or both of them.

Contemporaneous with the Project Contract, the Cabinet Secretary of the National Treasury and Planning of the Republic of Kenya (the “Borrower”) entered into that certain financing agreement (the “Finance Contract”) with TIM and us and wherein TIM agreed to extend funding to the Republic of Kenya under a financing line of up 1,068,932,543 Euros (the “Financing Line”) The term of the Finance Contract is twenty (20) years with a moratorium consisting of the first three (3) years during which the Republic of Kenya, as the Borrower is not obligated to pay any interest or principal to TIM.

In accordance with the Finance Contract, we may receive up to four payments of 40,261,253 Euros in consideration for the goods and services that we are to provide under the Project Contract. However and given COVID-19 and the current uncertain environment, we face significant risks and uncertainties that may prevent the implementation of the Project Contract, the Finance Contract, and both of them.

The Finance Contract was entered into between us, the Republic of Kenya and TIM. TIM is a corporation domiciled in Belarus with offices in Belarus. Under the Finance Contract, TIM is to provide the financing to the Republic of Kenya (as the “Borrower”) using the funds provided by TIM as a loan to the Borrower (the “Financing Line”). While we believe that the commitments made by TIM to the Republic of Kenya are valid and enforceable on the terms recited in the Finance Contract, we are aware that the Finance Contract is governed by the laws of Belarus and we have not retained any Belarus-licensed law firm to advise us and we have not received any legal advice from any Belarus-licensed law firm and do not anticipate retaining any such law firm or receiving such legal advice in the future. Moreover, we are aware that given recent events, we are aware that Belarus is currently the subject of significant political instability that could easily undermine our plans and resulting in the Republic of Kenya not receiving any funds from TIM.  In that event, the Republic of Kenya would not receive any funds under the Financing Line and the contemplated Project Contract would very likely be terminated. In that context, all of the commitments by TIM to provide funds under the Finance Contract would likely become unenforceable and we would not derive any revenues or financial benefits directly or indirectly as a result of our efforts set forth above. Thus, and given the political history and recent political upheaval in Belarus, there can be no guarantee that the rule of law and the enforcement of contractual obligations (including, but not limited to, the Finance Contract) can be assured.  We have no real ability to protect our legal interests with respect to the Project Contract, the Finance Contract, and both of them and there is a very high likelihood that we will not receive any payments from TIM or anyone as a result of the Finance Contract. In that event we will likely incur additional significant losses thereby.

In that respect and even without considering the recent political upheaval in Belarus, we cannot be certain of the extent of our rights under the Finance Contract and whether our rights as set forth in the Finance Contract are even enforceable. Moreover, we cannot be certain that the funds to be provided under the Financing Line will, in fact, be disbursed given the recent political upheaval in Belarus and the current COVID-19 uncertain environment. In the event that these funds are, in whole or in part, not disbursed or if other problems arise, we will very likely derive no financial benefits and we will very likely incur further significant losses thereby.

In the current COVID-19 uncertain environment the parties that we work with and who reside overseas, may encounter one or more difficulties or claim that they have encountered, directly or indirectly such difficulties with their sub-contractors or suppliers. On this basis, and using a Force Majeure argument, they escape all liability for their non-performance or materially defective performance of their contractual obligations. In that sense and particularly where any said non-performance or materially defective performance is claimed to be excused due to a Force Majeure, we are very likely to have no recourse or any other means to financially recover monies and expenditures that we have made in reliance upon the terms of any agreements that we have with any of these parties. In effect and in these and other instances, we are likely to incur significant financial losses and protracted and significant negative cash flow notwithstanding the original assurances that we receive from the counter-parties to the written agreements that we previously entered into with these parties.

The use of the Force Majeure argument to excuse contractual obligations has become, in the current COVID-19 uncertain environment and particularly in the context of commercial transactions involving counter-parties and/or suppliers or vendors outside of North America, a relatively common occurrence. As a result we cannot be certain that the Project Contract, the Finance Contract, or both of them will result in any financial benefit to the Company. More than that, we may incur significant and protracted losses, negative cash flow, or both as a result of the Project Contract, the Finance Contract or both of them. However, and notwithstanding these risks, in the event of any dispute that remains unresolved after twenty-eight (28) days, the Project Contract provides that dispute resolution (applying the laws of the Republic of Kenya) shall be undertaken under the Rules of Arbitration of the International Chamber of Commerce with venue in London, England. We have not, as of this date, retained legal counsel to represent us in London England and we have not received any advice from any law firm regarding the extent or enforceability of any rights that we may have whether under the Project Contract, the Finance Contract, or both of them. We may discover that all or certain rights that we believe that we may have are limited under the applicable laws of Belarus and this may cause us to incur significant and protracted losses thereby.

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 20, 2020 the Company completed telephone discussions with BF Borgers, Certified Public Accountants wherein the parties orally agreed that the Company would retain the services of BF Borgers, Certified Public Accountants to serve as the Company’s independent accountant in connection with the Company’s financial statements for the fiscal years following the Company’s fiscal years ending after December 31, 2017. While the Company has not entered into a written engagement agreement to engage BF Borgers, Certified Public Accountants to serve as the Company’s independent accountant, the Company is hopeful that it may do so in the future.

Risk Factors Related to the Agreement and Our Financial Condition

We believe that if we can entirely avoid the multitude of risks and uncertainties arising out of and underlying the transactions set forth in both the Project Contract and the Finance Contract and if otherwise the COVID-19 and the current uncertainties can be avoided without any substantial impact, we may be able to achieve the objectives of the Project Contract and the Finance Contract. However, we cannot assure you that we will successfully avoid the risks and uncertainties that we face in these agreements and the transactions underlying these agreements as well.

When we entered into the Project Contract and the Finance Contract, we believed that these agreements may offer us a first-ever opportunity to implement our contemplated corporate strategy to utilize our KIDS system in the Republic of Kenya. While we believe that TIM and the Republic of Kenya are capable and qualified parties, we cannot assure that we will achieve any of our goals or otherwise receive or obtain any financial benefits from the Project Contract, the Finance Contract, or both of them.

We may encounter significant and unanticipated problems in fulfilling our obligations under the Project Contract and if so, then the Project Contract (and possibly the Finance Contract) would likely require further amendment and clarifications to ensure that the rights and obligations of each party are more clearly memorialized so as to allow each of the parties a better understanding of the terms and conditions thereunder. However and in the context of these recent developments and the current uncertain environment of the COVID-19 and the global pandemic, we are even more persuaded that we may not achieve any of our objectives as set forth in the Agreement and we cannot assure you that we will realize or derive any revenues, profits or positive cash flow as a result of the Project Contract, the Finance Contract, or both of them.

As we have said previously, our stockholders are reminded that our business strategy involves significant risks and uncertainties over which we have little or no control. These risks and uncertainties are far higher today given the current uncertain environment of the COVID-19 and the global pandemic and we do not anticipate that these risks and uncertainties will decline in any material respect at any time in the foreseeable future.

Overall, we have no way to control or limit the many risks and significant uncertainties that we face in our contemplated work in the Republic of Kenya and we believe that the extent of the risks and uncertainties that we are facing as a party to any agreement or understanding involving foreign entities and those entities having operations in countries where current healthcare and disease prevention practices are dramatically below the healthcare and disease prevention practices found in the United States and Canada, are significantly higher and more uncertain than that which existed prior to March 2020 before the current global pandemic was recognized. As a result, we caution any reader of this Form 8-K that we cannot assure you that the Project Contract, the Finance Contract and both of them will result in any financial benefits for the Company at any time.

However and in addition to the above, these risks include, but are not limited to, the risks set forth in our most recent Annual Report on Form 10-K under Item 1A together with the following:

  We need to raise a significant amount of additional capital to support our current financial needs and the capital that we are likely to need if we are to fulfill our responsibilities under the Project Contract and otherwise conduct our business. At present we have not received any commitment from any capable and qualified third party to provide a sufficient amount of additional funds that will allow us to meet our current and projected needs and there can be no assurance that we will receive a sufficient amount of funds at any time in the near future or, if we do receive such funds, that the funds will be provided on reasonable terms and in sufficient amounts and on a timely basis given our current financial condition. If we are not successful in obtaining such funds, in sufficient amounts, on reasonable terms, and on a timely basis, any person who acquires our Common Stock, our Preferred Stock, or both of them, will likely lose their entire investment.

  Holders of our Common Stock face an almost certain prospect of immediate and substantial dilution since even if a qualified and capable prospective investor were willing to assume the extraordinary risks involved in making an investment into our Company, existing investors would very likely suffer dilution in ownership, in destruction of the current book value per share, and the destruction of the extent of their voting rights that likely would be permanent and without recourse. Thus, any person who acquires our Common Stock should be prepared to lose all or substantially of their investment.

  In the unlikely event that, pursuant to the Finance Contract, that any financial transactions were to occur, we face significant and inherent exposure to foreign exchange rate losses in connection with any revenues that we derive in receiving any such funds thereby. Currently, we do not have any ability to “hedge” against any foreign exchange risks and we have no present plans to undertake any such activity that would allow us to gain any ability to “hedge” against any such risks. As a result, any revenues or funds that we receive pursuant to the Finance Contract may, after giving effect to any exchange rates, be dramatically reduced with the result that we will incur significant and protracted losses and negative cash flow thereby.

  Currently we are seriously delinquent in meeting our disclosure obligations under Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). That is, we have not filed our Annual Report on Form 10-K for the 2018 fiscal year and we have not filed our three (3) Quarterly Reports on Form 10-Q for the first three (3) quarterly periods in fiscal 2019. More than that, there can be no assurance that we will obtain sufficient funds in the future that will allow us to eliminate our existing delinquencies and not incur additional delinquencies as well. Given these circumstances, we face a clear and certain high risk that the Securities and Exchange Commission could take adverse action against us to preclude further trading in our Common Stock. In that event, any person who acquires our Common Stock may be entirely unable to liquidate their investment. As a result, any person who acquires our Common Stock or our Preferred Stock should be prepared to lose their entire investment.

  There is no continuous and liquid trading market for our Common Stock and there is no likelihood that any such trading market will ever develop or, if it does develop, that it can be sustained.

  We have not achieved profitability, positive cash flow or both of them and there can be no assurance that we will ever achieve profitability, positive cash flow, or both of them in the future or if we do, that either or both of them can be sustained.

  We have no history of paying dividends on our Common Stock and given our lack of profitability and lack of positive cash flow, it is highly unlikely that we will ever be paying any dividends at any time in the near future.

  We face significant operational risks in implementing the Project Contract given the nature of the parties to the Project Contract, the location of the assets used and deployed in the Republic of Kenya

  We do not maintain any office or any managerial, legal, or other staff in Republic of Kenya, in Belarus or both of them and we have no present plans to do so. In the event of any dispute or issues that arise relating to or involving the Project Contract, the Finance Contract or both of them, our rights and obligations arising under these agreements or the subject matter thereof and the transactions underlying these agreements, or any or all of the above, may be very difficult or impossible to determine. In that event, we may discover that despite all of our efforts, we will likely incur additional costs and expenses with resulting and protracted significant losses thereby.

  We have not received any independent third party evaluation of the Project Contract, the Finance Contract and the underlying transactions set forth in each of them and we have no present plans to secure any such evaluation. We may discover that notwithstanding our efforts that we expended to secure these agreements, the agreements may not be feasible for any one or more reasons. We are aware that many commercial transactions that were undertaken prior to the onset of the current and unanticipated global pandemic are now not feasible because of the dramatic changes resulting from the pandemic or other changes. In many cases, a party who does not perform their contractual duties, will successfully assert that they are excused due to the existence of Force Majeure. For this and many other reasons, we cannot assure you that we will ever expect to gain any financial or other benefits as a result of the Project Contract, the Finance Contract or both of them. As a result, we may incur further protracted losses and negative cash flow thereby with devastating consequential and existential impact on us and the holders of our Common Stock, Preferred Stock and debt instruments.

  In the current unprecedented environment of COVID-19, we face even greater risks and uncertainties in undertaking any business venture particularly where the business that is to be conducted is located in a part of the world where healthcare and disease prevention is far below the standards found in Canada, the United States and Europe. As a result and to be clear, we strongly believe that our strategy of undertaking and establishing business ventures in the Republic of Kenya and in other similar locales faces significantly greater risks and uncertainties that may cause us to increase our financial losses and lead to further losses to stockholders who acquire our common stock, our preferred stock, and any other security that we may issue. All of our securities should be considered HIGH RISK investments. For these reasons, any person who seeks to acquire our securities should be prepared to lose all of their investment.

  The Project Contract, the Finance Contract and the activities envisioned by each of them are similar to any new business venture and for this reason we face all the risks and uncertainties associated with starting a new business. All of our securities should be considered HIGH RISK investments. For these reasons and many others, holders of our Common Stock and holders of our Preferred Stock should understand that our Common Stock and our Preferred Stock should only be acquired by persons who can afford the total loss of their investment.

  In the context of the COVID-19 current uncertain environment and the global pandemic, we are even more persuaded that we may not achieve any of our objectives as set forth in the Project Contract, the Finance Contract or both of them.

As we have said previously, our stockholders are reminded that our business strategy involves significant risks and uncertainties over which we have little or no control. These risks and uncertainties are far higher today given the current uncertain environment of the COVID-19 and the global pandemic.

Risk Factors Related to the Contracts and Our Financial Condition

While we have worked for over ten years to bring our Kallo Integrated Delivery System (KIDS) system to developing countries like Kenya, this is our first KIDS system contract that we have with any country. For that reason, we are aware of the following risks.

1.	Risks Associated with a New Business. The Project Contract that we entered into with the Health and Planning Departments represents a new business and while we believe that this new business is a viable potential business that may offer us profitable business opportunities, we have not received any independent third party professional evaluation of this business venture and our planned operation in the Republic of Kenya. As a result, we may incur protracted and serious financial losses and any person holding the Company’s common stock could incur a total on their entire investment.

2.	Limited Prior Evaluation of our KIDS System. While we believe that our KIDS system offers genuine potential in raising the level and quality of healthcare services in countries such as the Republic of Kenya, we have not conducted any tests or obtained any independent third party evaluation of the procedures, systems, or steps that we need to take to implement the KIDS system either in the Republic of Kenya or elsewhere. And while we believe that our KIDS system meets accepted standards for the delivery of healthcare services, it has never been utilized in any country and we have no record of its successful use anywhere. We may discover that one or more of our planned procedures, systems, or steps will require costly revisions or otherwise result in us incurring significant and protracted financial losses thereby.

3.	No Prior Experience in Installation of KIDS System. While we believe that our KIDS system offers significant value in integrating a nationwide healthcare system in counties lacking such a system, we have no prior experience in installing, operating, or maintaining the KIDS system or any such a system in any country. As a result, we cannot assure you that we are able to achieve any financial success in conducting the business required in installing, operating or maintaining the KIDS system whether in the Republic of Kenya or elsewhere.

4.	Likelihood of Financial Losses. Since we have no experience in establishing and operating the KIDS system as a nationwide system in any country and at any time previously, there can be no assurance that we can do so without incurring unacceptable losses that may result in the Company incurring unsustainable losses with the further result that any holder of the Company’s Common Stock could lose all of their investment.

5.	Current Financial Condition. While we have not completed the preparation of our financial statements for the 2018, 2019, and the current year, our current financial condition is entirely precarious and we cannot assure you that we will remain a viable corporate entity or, for that matter, a public company and if we are not successful in meeting our current financial challenges, any person who acquires our common or preferred stock or any other debt or equity instrument that we have or will issue, is exposed to a high risk that they will lose all or substantially all of their investment. For these reasons anyone who acquires our securities should understand that our securities are HIGH RISK investments.

6.	Status as a Delinquent Registrant. We are currently delinquent in meeting our obligations to file our quarterly reports on Form 10-Q and our Annual Reports on Form 10-K and we have been delinquent in fulfilling our obligations under Section 13(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) since about April 1, 2019. As a result, there is a clear risk that we may be subject to adverse action by the Securities and Exchange Commission that would result in a halt in the trading of our Common Stock with the consequence that all holders of our Common Stock (and all securities convertible or exchangeable into our Common Stock) would suffer the total loss of their investment.

7.	Limited Protection of Our Rights. The business that we plan to conduct under the Healthcare Contract will be conducted primarily in the Republic of Kenya and all of our operations and all of our rights and obligations will be subject to the laws of the Republic of Kenya. And while the Healthcare Contract gives us the right to have arbitration conducted in Toronto, Canada, there can be no assurance that we can adequately protect our rights under the Healthcare Contract, under the Financing Agreement or otherwise. In that light, we are exposed to significant risks associated with conducting a business wherein the “rule of law” may be of limited value to us and the obligations and risks that we face directly and indirectly in the conduct of this proposed business.

Item 9. Exhibits.

Exhibit Number	Description
10.23	Project Contract
10.24	Finance Contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2020

KALLO, INC.

BY:	/s/ John Cecil
John Cecil, Chief Executive Officer & Chief Financial Officer